Summary Prospectus and
Prospectus Supplement

April 5, 2024

Morgan Stanley ETF Trust

Supplement dated April 5, 2024 to the Morgan Stanley ETF Trust Summary Prospectus and Prospectus dated January 28, 2024

Calvert US Select Equity ETF (the "Fund")

Effective immediately, the following is hereby added as: (i) the last paragraph of the section of the Summary Prospectus entitled "Fund Management"; (ii) the last paragraph of the section of the Prospectus entitled "Fund Summary—Fund Management"; and (iii) the second to last paragraph of the section of the Prospectus entitled "Fund Management—Portfolio Management":

In rendering investment advisory services to the Fund, Morgan Stanley Investment Management Inc. ("MSIM") uses the portfolio management, research and other resources of Morgan Stanley Asia Limited ("MSAL"), a foreign (non-U.S.) affiliate of MSIM that is not registered under the Investment Advisers Act of 1940, as amended, and may provide services to the Fund through a "participating affiliate" arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

Please retain this supplement for future reference.

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